Exhibit 99.1

Title of each class of securities issued pursuant to Regulation A:

Active Assets as of 12/31/23

#03ExquisiteBox

#1964KOUFAXJERSEY

#1986WAX

#2000PLAYOFFCONTENDERSWAX

#48LeafRuthSGC8

#49BowmanJackieAuto

#96SkyboxE-X2000Wax

#AlexRodriguez09WSUniform

#AliRookieCardBVG8

#ALIWBCBELT

#ANDRETHEGIANT

#BabeRuthBowsOutPhoto

#BRADY2000SPXSPECTRUMBGS9.5

#BradyChampionshipTicket

#BRADYPLAYOFFCONTENDERSBASKET

#BRADYROOKIE

#CHAMBERLAINHSUNIFORM

#CharlesBarkleySunsJersey

#ChicagoBullsDynastyHardwood

#ChrisBoshGameWornRaptorsSneakers

#CristianoRonaldoRC1of1

#CROSBYTHECUPBASKET

#CurryGoldToppsPSA10

#DaveBingSigned50GreatestNBAPlayersLithograph

#Durant07-08ExquisiteLimitedLogosBGS9.5

#EddiePlankT206PSA4

#EmbiidFirst50PointGameJersey

#EMMITTSMITH10KJERSEY

#EMMITTSMITHMVPBASKET

#Giannis48PointGameSneakers

#GIANNISGOLDIMMACULATE

#Gretzky1979Topps9

#GRETZKYOPEECHEE1979

#HamiltonChromeOrangeSapphire

#JackieRobinson1952ToppsPSA8.5

#JACKIEROBINSONAUTOBAT

#JORDAN86FLEERBGS9.5BASKET

#JordanExquisite8.5Flashback

#JORDANEXQUISITEBGS8

#JordanLeBronSignoftheTimes

#JORDANPSA10

#JORDANROOKIEJERSEY

#JoshAllenGoldBGS9.5

#JustinHerbertHiddenTreasureRPA

#KareemPointsRecordBall

#KevinDurantHSJersey

#KobeBlackHistoryMonthFinalSeasonShoes

#KobeBryant2001WarmUpJacket

#KobeBryantFirstWhite#24Jersey

#KobeBryantRoyalBlueJordanSneakers

#KobeFinalSeasonSneakers

#KOBEREEBOKIVERSONRETROS

#KOUFAX55PSA9

#LEBRONBLACKREFRACTOR

#LEBRONCREDENTIALS

#LEBRONEMBLEMSOFENDORSEMENT

#LeBronMeloBosh2008TripleLogoMan

#LeBronMeloDualLogoman

#LEBRONMELOWADETRIORC

#LeBronRookieShoes

#LEBRONULTIMATE

#LukaRookieJersey

#LukaWhiteSparkle

#MAGICBIRDLOGOMAN

#MahomesImmaculate1of1

#MahomesNT1of1

#MANTLE1952TOPPSPSA8

#Mantle1953Topps8

#MANTLE52TOPPSPSA7

#MantleDebutStub

#MARINOMANNINGFAVREJERSEYS

#MAYS1951BOWMAN7

#MAYS1952PSA8

#MessiMegacracks#71PSA9

#MLBALLSTARGAMETICKETRUNCOLLECTION

#MLBHALLOFFAMEBASEBALL

#MPJChampionshipTicket

#NegroLeagueLegendaryCutsBasket

#NolanRyan1968MiltonBradleyPSA9

#OVECHKINSPAUTHBASKET9.5

#OvechkinTheCupBGSGemMint9.5

#PaulPierce2010ASGJersey

#Pele1958AmericanaPSA3

#PeytonManningMVPHelmet

#RipkenRookieJersey&CardBasket

#RONALDO2002PANINIFUTEBOLSTICKERSPSA10

#RONALDO2003PANINIMEGACRAQUESPSA10

#Ruth33GoudeySGC8

#TheRockBumbleBeePSA10

#TIGERSIFORKIDS

#TigerWoodsDebutTicket

#TimDuncanPMGGreen

#TraeYoungFlawlessGreenBGS9

#TROUTFINESTSUPERFRACTOR

#UNITAS1965JERSEY

#WILTCHAMBERLAIN1961FLEERRCPSA9

#YAODUNCANDIRKTRIPLELOGOMAN

#ZIONRPABGS9